UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2007
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 13, 2007, Nash-Finch Company (“Nash Finch”) issued a press release announcing its results for the sixteen and forty weeks ended October 6, 2007. The press release by which these results were announced is furnished herewith as Exhibit 99.1.
     The press release (including the schedules attached thereto) includes four financial measures that are considered “non-GAAP” financial measures for purposes of the SEC’s Regulation G — Consolidated EBITDA, leverage ratio, senior secured leverage ratio and interest coverage ratio. Each of these financial measures is defined in the press release and, as required by Regulation G, Nash Finch has disclosed in the press release information regarding the GAAP financial measures which are most directly comparable to each of these non-GAAP financial measures, and reconciling information between the GAAP and non-GAAP financial measures. Relevant reconciling information is also provided on the “Investor Relations” portion of our website, under the caption “Presentations — Supplemental Financial Information.”
     These non-GAAP financial measures are included in the press release because Nash Finch management believes that these measures provide useful information to investors because of their importance to the Company’s liquidity position. Consolidated EBITDA forms the basis for the most significant financial covenants, namely leverage ratio, senior secured leverage ratio and interest coverage ratio, in the Nash Finch senior secured credit facility, which represents one of Nash Finch’s primary sources of liquidity. Compliance with these financial covenants is essential to continued credit availability under that facility.
Item 7.01. Regulation FD Disclosure
     On November 6, 2007, the Board of Directors authorized a share repurchase program authorizing the Company to purchase up to 1 million shares of the Company’s common stock. The program will take effect on November 19, 2007 and will continue until January 3, 2009. The disclaimer presented under Item 2.02 is incorporated by reference into this Item 7.01.
The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the registrant, dated November 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: November 13, 2007	By:	/s/ Robert B. Dimond
		Name:	Robert B. Dimond
		Title:	Executive Vice President and Chief Financial Officer

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED NOVEMBER 13, 2007

Exhibit No.	Description	Method of Filing
99.1	Press Release, issued by the Registrant, dated November 13, 2007	Furnished herewith

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